Page Baird 2018 Global Consumer, Technology and Services Conference June 7th, 2018 New York, New York Exhibit 99.1

Page Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s second quarter 2018 business outlook as of May 8, 2018, which include the following: expect revenue to range between $292 million and $308 million, or up 6.4 to 12.2 percent sequentially; expect GAAP gross margin to be 35.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $2.5 million; expect tax rate to be 29.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 51.3 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses, such as Pericom, may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of change sin end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on May 8, 2018 titled, “Diodes Incorporated Reports First Quarter 2018 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Page Management Representative Dr. Keh-Shew Lu President and CEO Diodes IncorporatedSince 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page Company Representative Laura Mehrl （冯蓉媞） Company spokesperson, Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 8000 employees worldwide 26 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Global Organization - TS16949 Manufacturing Page

Page 2017: Record Annual Revenue & Gross Profit Track Record of Consistent Growth ( In millions ) +41% +3.6% -0.2% -4.7% +10.8% Achieved milestone of $1 Billion in Annual Revenue in Fiscal 2017 +11.9% +30.5% +7.7%

Vision: Create Shareholder Value Page Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Page Mission: Profitability growth to expand shareholder value Strategy: Grow revenue to $2.5B at 40% GPM Goal: $1B Gross Profit by 2025

Business Model Page 2017 2025 NR$1Bà 2.5B GP%35%à40% GPM $350Mà $1B R&D%5%à 7% SG&A%15%à13% PFO15%à20%

Market Focus: Balanced Portfolio Automotive Adaptive lighting, body controls and connected driving Industrial Embedded systems and precision controls Consumer IoT: Wearables, home automation, and smart infrastructure Communication Smart phones: advanced protocols and charging Computing Cloud computing: server, storage and data centers Page Market Segment ~ 20% each

Extensive Portfolio of Automotive Products Page Infotainment & Telematics Body Control Electronics Power Train Seat Control Modules Interior and Exterior Lighting Advanced Driver Assistance Systems

# Applications Driving Growth

Page 14

## Connected driving

- **ADAS** (Advanced Driver Assistance Systems)
- **Telematics**
- **Infotainment Systems**

## Comfort, style and safety

- **Lighting**
  - Migration to LED and intelligent illumination
- **Brushless Motor Control (BLDC)**
  - Migrating from Brushed to Brushless DC Motors

## Electrification/Powertrain

- **Conventional Powertrain → Hybrid → Electrification**
- **Battery management**
  - Move to 48V battery



DIODES INCORPORATED

Automotive Brushless DC (BLDC) Motors
Page 15

# Migrating from Brushed to BLDC Motors (~ 30 per vehicle)

**Automotive market moving to BLDC motors for reliability and efficiency**

- Forecast to grow to 3.8 Billion units by 2021

| Diodes Key Products | $/Car |
|---|---|
| MOSFETs | $18.75 |
| Diodes Rectifiers | $2.60 |
| Hall Sensors | $0.50 |
| Gate Drivers | $1.50 |
| Crystals/XO | $2.00 |
| **Total** | **$25.35** |


Cooling Fan
Wiper
Sunroof
Door Mirror
Electronic VVT
Traction Stability
Rear Wiper
Electronic Power Steering
Blower
Water-pump
Headlamp Height Adj
Electronic Gear Change
Fuel Pump
Adjustable Pedal
Tilt Steering Column
Electronic Parking Brake
Electric Seat
Door Closer
Electric Trunk
Power Window

DIODES INCORPORATED

Connected Driving Higher speed data rates and increased number of channels Robust and reliable data transfer ADAS, Telematics and Infotainment systems are merging into Connected Driving Forecast to grow to 280 Million units by 2021 1-PCIe n-PCIe n-PCIe IPCAM IPCAM IPCAM IPCAM Q-PCIe Packet SW Q-Xtal SoC Ethernet Controller or USB WiFi Controller Q-Clock Gen Diodes Key Products $ Per Car Connectivity: (PCIe SW + ReDrivers, Signal SW, USB charger) $8.50 Crystal/XO & Clocks  $3.50 Automotive Analog IC $1.52 MOSFETs, BJT $6.62 Diodes & Rectifiers $3.60 Total $ 23.74 Page

Automotive Summary * SemiCast Automotive Report 2016 forecast Diodes Key Products $/Car Analog $2.02 Power Management $5.99 MOS/BJT $35.02 Diodes & Rectifiers $12.69 Timing & Connectivity $15.03 Total $70.75 Diodes can address $70 of semiconductor content per vehicle. With 95M vehicles built in 2017, Diodes addressable SAM is $6.7 Billion. Page

Successful Growth in Automotive Automotive revenue 27% CAGR 2013 to 2017 Automotive represented 9% of Diodes’ total revenue in 1Q 2018 Automotive will continue to be an increasingly significant market segment for Diodes Diodes’ Automotive Revenue Page

Industrial: Automation and Precision Controls Page Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters

Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail IoT Driving Power and Connectivity Requirements Page Ultra low power for battery operated, IoT applications Serial protocols and switching for networked systems Noise immunity for integrated cameras and sensors

Efficiency, Functionality and Control for Smart Phones Focus on signal integrity and higher data rates Proliferation of USB Type-CTM connectivity and power delivery Power regulation and protection for new features Advanced power solutions for quick charge protocols Page

A Leader in Providing Total Solutions for USB Type-CTM USB-C controller with USB3.1 Gen1/Gen2 offer the best solution in the market for high level of integration, best signal integrity, lowest power dissipation Linear redrivers handle longer channels, transparency to end nodes’ link training, and power saving features Power switches offer comprehensive integrated protection features, high voltage operation, smooth transition to fast role swap and small packages Transient Voltage Suppressor offerings provide very low capacitance, protection against high surge voltage, and small packages DC-DC converters offer high efficiency, high current handling, and low EMI AC-DC Adapter/Charger solution offer high efficiency, low standby current, quick charging Page

# USB Type-C USB3.1 Gen2 10Gbps – Diodes Solution

Page 23

- **Type-C controller with Mux:**
  PI5USB31213A
- **ReDriver/Active Mux:**
  PI3EQX1002B(USB3.1 Gen2), PI3EQX1012C (USB3.1 Gen2 Active mux)
- **USB2/Audio Switch:**
  PI3USB102J, PI3DBS3224, PI3USB223
- **Power Switch, FET, Charge Controller:**
  DPS1133 (Source) DPS1035 (Sink), DMT3006 (FET), PI5USB2546A (Charger)
- **DCDC:**
  AP6503
- **TVS:**
  DT3V3F4U10LP (SS), D5VDH1U2LP (CC), DESD3V3S1BL (SBU), D15VDH1U2LP16 (VBUS)


USB Type-C Connector
Tx1, Rx1
Tx2, Rx2
SBU1,SBU2
CC1, CC2
TVS
USB Type-C Controller with Mux/Redriver
Tx-Rx
I/ O HUB
D+,D-
I²C
I²C
D+,D-
TVS
USB2 Mux
UART
D+,D-
I²C
D+,D-
Power Switch/FET, Charge Controller
Vbus
TVS
Adj. DCDC (5/9/15/20)

DIODES INCORPORATED

Cloud Computing Accelerating Enterprise Market Page ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

System Focus Industrial Controls Page

Page 26

# Complete Platform Solutions: Notebooks


DIODES
Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
ZETEX
MOSFET
LED Driver
BCD
ACDC
Std Linear
SBR
Audio
PAM
Timing
Signal Integrity
Switching
Connectivity
PERICOM
High-Speed Serial Connectivity
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
TVS
LSP Con
Audio Amplifier
LDO
A/V Codec
MCU
UART
DP0..3
Tx, Rx
I2C
USB 3.0 ReDriver
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
HDD / SSD
TVS
TVS
Docking Sub-system
Analog Switch
USB 2.0 Switch
Crossbar Switch
Sleep / Charge Detect
USB2 / 3 Switch
USB3 / DP Switch
USB Power Switch
TVS
AUXHPD+
AUXHPD-
ACDC
External Charger

Technology Focus Page Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

# Key Differentiator – Packaging Design

Page 28

## *Focus: Miniaturization and Power Efficiency*


ITO220S
TO220-2/3L
TO220-5L
ITO220AC-S
TO262AA/AB
TO263-2/3/5/7L
TO252-2/3/4/5L
SOIC-14/16L
QSOP-16/20L
TSSOP-8/14/16L(EP)
SOP-8L
SOP-8/14/16L-EP
MSOP-8/10L
MSOP-8/EP
PowerDI-5SP
PowerDI-5
PowerDI5060-8L
SWP-PDI5060-8L Q
SWP-PDI5060-8L R
PDI-123/323
PDI3333-8L
SOT223/143
SOT25/26
TSOT23-5/6
SOT523/353/363
SOT563/953/963
SOD523/323
SOD123(F)/923
DFN5060-4
DFN6040-22
QFN5050-32
DFN3030N-8
(Pre-mold)
DFN3020R-8
(Pre-mold)
DFN1114-3
DFN0808-4
SWP-DFN2020E-6
(Side-wall Plating)
SWP-DFN1006-2
(Side-wall Plating)
DFN0806-6
DFN0806-3
DFN0606-3
DFN0604-3
DFN0603-2
FC -TSOT23-6L
FC-DFN1212-4
QFN2618A-16
(Chip on Lead)
PD3333D-8L
(Stack Clip)
Power5060-8L K
(2mil die)
SWP-DFN2020F-6
SWP-DFN1006H4C-2
FC-SOT563
FC-SSOT-23
PowerDI3333-8L
(2mil die)
DFN2010B-5
(Pre-mold)
SWP-PDI3333-8L
SWP-DFN2020A/B-6
QFN6060A-30
(Dual Cool/FC+Clip)
PowerDI3025-20
QFN3035A-21
(MCM/Clip/Stack)
TO252-4L B/C
(2mil Al wire)
PowerDI3333-8 E
PowerDI5060-8L S
Current
2018 +

DIODES INCORPORATED

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP)Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT *CapEx Model = 5% - 9% of Revenue

FINANCIAL OVERVIEW Page

First Quarter 2018 Financial Performance Page In millions, except per share 1Q17 4Q17 1Q18 YoY Revenue $236.3 $268.4 $274.5 16.2% Gross Profit (GAAP) $73.9 $96.4 $98.6 33.4% Gross Profit Margin % (GAAP) 31.3% 35.9% 35.9% +460bp Net Income (GAAP) $1.2 ($30.7) $18.5 Net Income (non-GAAP) $7.0 $21.6 $24.2 EPS (non-GAAP) $0.14 $0.42 $0.48 243% Cash Flow from Operations $45.6 $74.8 $54.0 EBITDA (non-GAAP) $28.6 $47.0 $54.2 89.5%

Balance Sheet Page Dec 31, 2017 Cash $248 $204 $182 Short-term Investments $30 $5 $4 Inventory $193 $217 $236 Current Assets $733 $662 $634 Total Assets $1529 $1489 $1471 Long-term Debt $413 $247 $200 Total Liabilities $708 $615 $562 Total Equity $820 $874 $910 March 31, 2018 In millions Dec 31, 2016

Revenue Profile as of 1Q 2018 By End Market Page 17% 23% 24% 27% 9% Industrial Consumer Communications Automotive Computing By Channel By Region 9% 78% 13% Asia Pacific North America 72% 28% Distribution OEM / EMS Europe

Page Revenue to range between $292 million and $308 million, or up 6.4% to 12.2% q/q GAAP gross margin to be 35.5%, plus or minus 1% Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0% of revenue, +/- 1% Interest expense to be approximately $2.5 million, and income tax rate is expected to be 29.0%, +/- 3% Shares used to calculate diluted EPS approximately 51.3 million Purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in non-GAAP estimates Second Quarter 2018 Business Outlook *Guidance as provided on May 8, 2018

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% PFO Next Strategic Goal: $1B gross profit Strategy: $2.5B revenue at 40% GPM Tactics: Increased focus on Automotive and Industrial markets Investment for technology leadership in target products, fab processes, and advanced packaging Systems solutions to drive business expansion Page